                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


         Date of Report (Date of earliest event reported): MAY 23, 1996

                         BAY APARTMENT COMMUNITIES, INC.
               (Exact name of Registrant as specified in charter)

         MARYLAND                      1-72612                  77-0404318
- ----------------------------   ------------------------     -------------------
(State or other jurisdiction   (Commission file number)       (IRS employer
        of incorporation)                                   identification no.)


           4340 STEVENS CREEK BOULEVARD, SUITE 275, SAN JOSE, CA 95129
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (408) 983-1500
                                 ---------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 16, 1996, Bay Apartment Communities, Inc. (the "Company") purchased from C. Gemma Hwang and K. Philip Hwang a 208 apartment home community located in Union City, California ("Park Centre Apartments") for approximately $11.4 million. The Company plans to invest approximately $2.9 million in a major redevelopment program which will include exterior repairs (such as a new roof, entry gate and exterior painting) and upgrades of apartment interiors (including new appliances, plumbing fixtures, cabinet faces and floor and wall coverings). In addition, the Company intends to add a new fitness center and upgrade the community's leasing office, landscaping and lighting. The occupancy rate of Park Centre Apartments was approximately 94% as of May 16, 1996.

         On May 16, 1996, the Company purchased from TCR #706 Parkside, Limited, a Texas limited partnership, a 192 apartment home community located in Sunnyvale, California ("Parkside Commons") for approximately $25.5 million. The occupancy rate of Parkside Commons was approximately 100% as of May 16, 1996.

         On May 23, 1996, the Company purchased from Consolidated Sunset Limited Partnership a 243 apartment home community located in San Francisco, California ("Sunset Towers") for approximately $24.3 million. The Company plans to invest approximately $2 million in a major redevelopment program which will include upgrading of apartment interiors, community lobbies and hallways, the replacement of some mechanical systems and the repair and improvement of the structure's exterior. The occupancy rate of Sunset Towers was approximately
99% as of May 23, 1996.

         The Company financed the acquisitions of Park Centre Apartments, Parkside Commons and Sunset Towers through draws in the aggregate of approximately $61.2 million from the Company's $150 million unsecured line of credit (the "UBS Acquisition Loan") provided by Union Bank of Switzerland for acquisition and construction purposes. The UBS Acquisition Loan is for a term of three years and bears interest at the rate of 1.55% over LIBOR.

         The Company has entered into contracts to acquire two apartment home communities, Countrybrook in San Jose, CA and Villa Marguerite in Mission Viejo, CA. Countrybrook has 360 apartment homes and Villa Marguerite has 166 apartment homes. There can be no assurance that the Company will acquire these communities.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements under Rule 3-14 of Regulation S-X

         Financial Statements of Businesses Acquired. See Index to Financial Statements (page F- 1).

(b)      Pro Forma Financial Statements

         Pro Forma Financial Information. See Index to Financial Statements (page F-1).

(c)      Exhibits

         10.1 Purchase and Sale Agreement and Escrow Instructions, dated as of March 22, 1996, by and between K. Philip Hwang and C. Gemma Hwang and Bay Apartment Communities, Inc. The exhibits and schedules to this Agreement are listed in, but not filed with, this exhibit. Such exhibits and schedules have been omitted for purposes of this filing, but will be furnished to the Commission supplementally upon request.

         10.2 Purchase and Sale Agreement and Escrow Instructions, dated as of April 24, 1996, by and between TCR #706 Parkside Limited Partnership and Bay Apartment Communities, Inc. The exhibits and schedules to this Agreement are listed in, but not filed with, this exhibit. Such exhibits and schedules have been omitted for purposes of this filing, but will be furnished to the Commission supplementally upon request.

         10.3 Purchase and Sale Agreement and Escrow Instructions, dated as of April 20, 1996, by and between Consolidated Sunset
                  Limited Partnership and Bay Apartment Communities, Inc. The exhibits and schedules to this Agreement are listed in, but not filed with, this exhibit. Such exhibits and schedules have been omitted for purposes of this filing, but will be furnished to the Commission supplementally upon request.

         10.4 Revolving Loan Agreement, dated as of May 8, 1996, among Bay Apartment Communities, Inc. as Borrower, Union Bank of Switzerland (New York Branch) as Co-Agent and Bank, and Union Bank of Switzerland (New York Branch) as Administrative Agent. The exhibits and schedules to this Agreement are listed in, but not filed with, this exhibit. Such exhibits and schedules have been omitted for purposes of this filing, but will be furnished to the Commission supplementally upon request.

         10.5 Form of Agreement of Limited Partnership of Bay Countrybrook, L.P., by and among, Bay GP, Inc., Bay Apartment
                  Communities, Inc. and certain other defined Persons. The exhibits and schedules to this Agreement are listed in, but not filed with, this exhibit. Such exhibits and schedules have been omitted for purposes of this filing, but will be furnished in the Commission supplementally upon request.

         10.6 Agreement to Contribute, dated as of March 27, 1996, by and between Countrybrook of Berryessa Associates and Bay Apartment Communities, Inc. The exhibits and schedules to this Agreement are listed in, but not filed with, this exhibit. Such exhibits and schedules have been omitted for purposes of this filing, but will be furnished to the Commission supplementally upon request.

         23.1     Independent Accountants Consent

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                   BAY APARTMENT COMMUNITIES, INC.

Dated: July 5, 1996                By: /s/ Gilbert M. Meyer
                                      -----------------------------------------
                                       Gilbert M. Meyer
                                       Chairman of the Board and President

                        BAY APARTMENT COMMUNITIES, INC.
                                _______________


                                C O N T E N T S

                                                                                        PAGE
PRO FORMA FINANCIAL STATEMENTS:

     Unaudited pro forma consolidated balance sheet
            as of March 31, 1996                                                          F-3

     Unaudited pro forma consolidated statement of operations
            for the three months ended March 31, 1996                                     F-4

     Unaudited pro forma consolidated statement of operations
            for the year ended December 31, 1995                                          F-5

     Notes to the pro forma financial statements                                          F-6


HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES STATEMENTS
FOR COUNTRYBROOK APARTMENTS:

     Report of independent accountants                                                    F-9

     Historical summary of revenues and direct operating expenses for the year ended December 31,1995 and
            for the three months ended March 31, 1996                                    F-10

     Note to historical summary of revenues and direct operating expenses                F-11


HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES STATEMENTS
FOR PARKSIDE COMMONS APARTMENTS:

     Report of independent accountants                                                   F-12

     Historical summary of revenues and direct operating expenses for the year ended December 31,1995 and
            for the three months ended March 31, 1996                                    F-13

     Note to historical summary of revenues and direct operating expenses                F-14

                        BAY APARTMENT COMMUNITIES, INC.
                                _______________


                           C O N T E N T S, Continued



HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES STATEMENTS
FOR VILLA MARGUERITE APARTMENTS:

     Report of independent accountants                                                   F-15

     Historical summary of revenues and direct operating expenses for the year ended December 31,1995 and
            for the three months ended March 31, 1996                                    F-16

     Note to historical summary of revenues and direct operating expenses                F-17


HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES STATEMENTS
FOR SUNSET TOWERS APARTMENTS:

     Report of independent accountants                                                   F-18

     Historical summary of revenues and direct operating expenses for the year ended December 31,1995 and
            for the three months ended March 31, 1996                                    F-19

     Note to historical summary of revenues and direct operating expenses                F-20





                See notes to the pro forma financial statements

                        BAY APARTMENT COMMUNITIES, INC.

                      PRO FORMA CONSOLIDATED BALANCE SHEET

                                 MARCH 31, 1996

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                  (UNAUDITED)

                                _______________

                                                                               1996              OTHER
                                                                             ACQUISI-           TRANSAC-
                       ASSETS                             HISTORICAL          TIONS              TIONS              PRO FORMA
                                                         ------------       ---------         ------------       ---------------
 Real estate assets                                      $    493,564       $ 128,390         $      -           $      621,954
 Less accumulated depreciation                                (38,280)           -                                      (38,280)
                                                         ------------       ---------         ------------       --------------
 Real estate assets, net                                      455,284         128,390 A              -                  583,674

 Construction in progress                                      11,676             -                  -                   11,676
                                                         ------------       ---------         ------------       --------------
                                                              466,960         128,390                -                  595,350

 Cash and cash equivalents                                      1,214          (2,651)B              8,002 G              6,565
 Other assets                                                  13,408              71 C               (288)H             13,191
                                                         ------------       ---------         ------------       --------------
          Total assets                                   $    481,582       $ 125,810         $      7,714       $      615,106
                                                         ============       =========         ============        =============


        LIABILITIES AND SHAREHOLDERS' EQUITY

 Notes payable                                           $    233,934       $ 117,932 D       $    (41,500)I     $      310,366
 Accounts payable and accrued expenses                          4,130             -                   -                   4,130
 Dividends payable                                              5,574             -                   -                   5,574
 Other liabilities                                              2,560             578 E               -                   3,138
                                                         ------------       ---------         ------------       --------------
          Total liabilities                                   246,198         118,510              (41,500)             323,208


 Minority interest                                                -             7,300    F            -                   7,300

 Preferred stock, $.01 par value; 25,000,000
     shares authorized; 2,308,800 shares of Series A
     outstanding at March 31, 1996 and March 31, 1996
     pro forma,  respectively; no shares and  405,022
     shares of Series B outstanding at
     March 31, 1996, and March 31, 1996
     pro forma, respectively                                       23             -                      4 J                 27

 Common stock, $.01 par value; 40,000,000 shares
     authorized; 11,558,087 shares outstanding at
     March 31, 1996; 13,219,501 shares outstanding
     at March 31, 1996 pro forma                                  116             -                     17 J                133

 Paid-in capital                                              251,345             -                 49,481 K            300,826
 Dividends in excess of accumulated earnings                  (16,100)            -                   (288)H            (16,388)
                                                         ------------       ---------         ------------       --------------
          Total shareholders' equity                          235,384             -                 49,214              284,598

            Total liabilities and shareholders' equity   $    481,582       $ 125,810         $      7,714        $     615,106
                                                         ============       =========         ============        =============



                See notes to the pro forma financial statements

                        BAY APARTMENT COMMUNITIES, INC.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                   FOR THE THREE MONTHS ENDED MARCH 31, 1996

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                  (UNAUDITED)

                                _______________


                                                                             1996            OTHER
                                                                           ACQUISI-        TRANSAC-
                                                        HISTORICAL          TIONS            TIONS         PRO FORMA
                                                        ----------        --------         --------        ---------
 Revenues:
   Rental                                               $   16,094        $  3,388  L      $   -           $  19,482
   Other                                                       378             105  L          -                 483
                                                        ----------        --------         --------        ---------
         Total revenue                                      16,472           3,493             -              19,965


 Expenses:
   Property operating                                        3,737              798 M          -               4,535
   Property taxes                                            1,222              286 N          -               1,508
   General and administrative                                  860              122 O          -                 982
   Interest and financing                                    3,472            1,724 P          (437)R          4,759
   Depreciation and amortization                             3,971              802 Q          -               4,773
                                                        ----------        ---------        --------        ---------
                                                            13,262            3,732            (437)          16,557
                                                        ----------        ---------        --------        ---------

 Income before minority interest                             3,210             (239)            437            3,408


 Minority interest                                              15             -               -                  15
                                                        ----------        ---------        --------        ---------

 Net income                                             $    3,195        $    (239)       $    437        $   3,393
                                                        ==========        =========        ========        =========

 Net income per share                                                                                      $     .17
                                                                                                           =========


                See notes to the pro forma financial statements

                        BAY APARTMENT COMMUNITIES, INC.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                  (UNAUDITED)

                                _______________

                                                                             1996            OTHER
                                                                           ACQUISI-        TRANSAC-
                                                        HISTORICAL          TIONS            TIONS         PRO FORMA
                                                        ----------        ---------        --------        ---------
 Revenues:
   Rental                                               $   52,110        $  12,797 L      $   -           $  64,907
   Other                                                     1,411              374 L          -               1,785
                                                        ----------        ---------        --------        ---------
         Total revenue                                      53,521           13,171            -              66,692


 Expenses:
   Property operating                                       12,452            2,962 M          -              15,414
   Property taxes                                            4,349            1,120 N          -               5,469
   General and administrative                                2,467              600 O          -               3,067
   Interest and financing                                   11,472            6,896 P           (64)R         18,304
   Depreciation and amortization                            13,714            3,224 Q          -              16,938
                                                        ----------        ---------        --------        ---------
         Total expenses                                     44,454           14,802             (64)          59,192
                                                        ----------        ---------        --------        ---------
 Income before minority interest                             9,067           (1,631)             64            7,500

 Minority interest                                              19             -               -                  19

 Income before gain on sale                                  9,048           (1,631)             64            7,481

 Gain on sale                                                2,412              -               -              2,412
                                                        ----------        ---------        --------        ---------
 Net income                                             $   11,460        $  (1,631)       $     64        $   9,893
                                                        ==========        =========        ========        =========

 Net income per share                                                                                      $     .63
                                                                                                           =========


                See notes to the pro forma financial statements

                        BAY APARTMENT COMMUNITIES, INC.

                  NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                  (UNAUDITED)

                                _______________

1.   BASIS OF PRESENTATION:

         The pro forma financial statements of Bay Apartment Communities (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. The pro forma consolidated balance sheet has been prepared as if the acquisition of the three apartment communities in May, 1996 (the "1996 Acquired Communities"), the closing of the three probable acquisitions (the "Acquisition Communities"), the acquisition of a land parcel (the "Land Parcel"), the Company's private placement offering in May, 1996 (the "May 1996 Offering"), borrowings under the $150 million unsecured line of credit (the "1996 Credit Facility"), and the retirement of the $80 million and $47 million lines of credit (the "Acquisition Loans") had occurred on March 31, 1996. The pro forma consolidated statements of operations for the three months ended March 31, 1996, and the year ended December 31, 1995, have been prepared as if the above mentioned
         events had occurred on January 1, 1995.   In management's opinion, all
         adjustments necessary to reflect the effects of these transactions have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company.

         The pro forma financial statements are not necessarily indicative of what the actual results of operations of the Company would have been for the three months ended March 31, 1996 or for the year ended December 31, 1995 had the 1996 Acquired Communities, the Acquisition Communities, the May 1996 Offering, and the borrowings under the 1996 Credit Facility and corresponding retirement of the Acquisition Loans occurred on January 1, 1995, nor do they purport to represent the results of operations for future periods.

2.   PRO FORMA ADJUSTMENTS:

A. Additional real estate assets are attributable to the 1996 Acquired Communities, the Acquisition Communities, and the Land Parcel. The 1996 Acquired Communities consists of the $11.4 million acquisition of the Park Centre Apartments, the $25.5 acquisition of Parkside Apartments, and the $24.3 acquisition of Sunset Apartments. The Acquisition Communities consists of the probable acquisitions of Martinique Gardens for approximately $7.5 million, Countrybrook Apartments for approximately $28.8 million, and Villa Marguerite Apartments for approximately $10.1 million. The Land Parcel was purchased in May, 1996 for approximately $20.7 million.

B. Decrease in cash and cash equivalents is attributable to cash used to acquire the 1996 Acquired Communities, the Acquisition Communities, and the Land Parcel.

                        BAY APARTMENT COMMUNITIES, INC.

                  NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                  (UNAUDITED)

                                _______________


2.   PRO FORMA ADJUSTMENTS, continued:

C. Increase in other assets, net is attributable to prepaid property taxes from the 1996 Acquired Communities.

D. Increase in notes payable is attributable to the $90 million draw on the 1996 Credit Line and the $28 million increase in tax exempt debt from the acquisition of the 1996 Acquired Communities, the Acquisition Communities, and the Land Parcel. Two of the communities in the Acquisition Communities are encumbered by first deeds of trust which collateralize housing bond issues, totaling $28 million in aggregate.

E. Increase in other liabilities is attributable to resident deposits from the 1996 Acquired Communities and the Acquisition Communities.

F. Increase due to partnership units issued to seller in acquisition of Countrybrook Apartments.

G. Increase in cash and cash equivalents is attributable to $49.5 million in net proceeds from the May, 1996 Offering offset by the $41.5 million retirement of the Acquisition Loans.

H. Decrease in other assets, net and corresponding increase in dividends in excess of accumulated earnings is attributable to write-off of capitalized loan fees related to the retirement of the Acquisition Loans.

I. Decrease in notes payable is attributable to the retirement of the Acquisition Loans.

J. Increase in preferred and common stock is attributable to the issuance of shares from the May, 1996 Offering.

K. Additional paid in capital is attributable to the net proceeds from the May 1996 Offering.

L. Additional rental and other revenue is attributable to the 1996 Acquired Communities and the Acquisition Communities.

M. Additional property operating expense is attributable to the 1996 Acquired Communities and the Acquisition Communities.

N. Additional property taxes expense is attributable to the 1996 Acquired Communities, the Acquisition Communities, and the Land Parcel.

                        BAY APARTMENT COMMUNITIES, INC.

                  NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                  (UNAUDITED)

                                _______________

2.   PRO FORMA ADJUSTMENTS, continued:

O. General and administrative expense is adjusted to reflect an increase in staff at the corporate level as well as additional expense at the 1996 Acquired Communities and the Acquisition Communities.

P. Additional interest expense relating to the debt incurred in connection with the acquisition of the 1996 Acquired Communities, the Acquisition Communities, and the Land Parcel has been computed based upon the 30-day London Interbank Offered Rate ("LIBOR") plus a 1.55% margin on the $90 million aggregate draw on the Company's 1996 Credit Facility.

Q. Depreciation expense attributable to the 1996 Acquired Communities and the Acquisition Communities has been computed using the straight-line method of cost recovery over 30 years for buildings and 7 years for furniture, fixtures and equipment.

R. Decrease in interest expense reflects the reduction in historical interest from the assumed retirement of the Acquisition Loans.

                       REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Countrybrook Apartments, San Jose, California (the Property) for the year ended December 31, 1995 and for the three-month period ended March 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Countrybrook Apartments, San Jose, California, for the year ended December 31, 1995 and for the three-month period ended March 31, 1996, in conformity with generally accepted accounting principles.




San Francisco, California
July 3, 1996

                            COUNTRYBROOK APARTMENTS

                       HISTORICAL SUMMARY OF REVENUES AND
                           DIRECT OPERATING EXPENSES





                                                             Year Ended        Three Months
                                                            December 31,          Ended
                                                                1995          March 31, 1996
                                                            ------------      --------------
Revenues:
  Rental income                                              $3,512,640          $927,130
  Other                                                          33,708            14,024
                                                             ----------          --------
                                                              3,546,348           941,154
                                                             ----------          --------

Direct operating expenses:
  On-site management                                            270,228            72,541
  Real property tax                                             355,020            90,139
  Utilities                                                     171,987            39,185
  Repairs and maintenance                                       406,973           128,443
  Other                                                         148,546            21,578
                                                             ----------          --------
                                                              1,352,754           351,886
                                                             ----------          --------
               Revenue in excess of direct
                   operating expenses                        $2,193,594          $589,268
                                                             ==========          ========





                      The accompanying note is an integral
                        part of this Historical Summary.

                            COUNTRYBROOK APARTMENTS

                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                         AND DIRECT OPERATING EXPENSES



A.   Property and Basis of Accounting:

     The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Countrybrook Apartments, an apartment community, located in San Jose, California with 208 apartment homes.

     In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

     Rental income attributable to residential leases is recorded when due from tenants.

                       REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Parkside Commons Apartments, Sunnyvale, California (the Property) for the year ended December 31, 1995 and for the three-month period ended March 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Parkside Commons Apartments, Sunnyvale, California, for the year ended December 31, 1995 and for the three-month period ended March 31, 1996, in conformity with generally accepted accounting principles.




San Francisco, California
July 3, 1996

                          PARKSIDE COMMONS APARTMENTS

                       HISTORICAL SUMMARY OF REVENUES AND
                           DIRECT OPERATING EXPENSES





                                                          Year Ended          Three Months
                                                         December 31,            Ended
                                                             1995            March 31, 1996
                                                         ------------        --------------
Revenues:
  Rental income                                           $2,722,758           $  729,247
  Other                                                       87,194               29,002
                                                          ----------           ----------
                                                           2,809,952              758,249
                                                          ----------           ----------

Direct operating expenses:
  On-site management                                         112,478               23,096
  Real property tax                                          151,012               46,761
  Utilities                                                  116,381               28,470
  Repairs and maintenance                                    212,883               51,011
  Other                                                       82,754               27,058
                                                          ----------           ----------
                                                             675,508              176,396
                                                          ----------           ----------
               Revenue in excess of direct
                   operating expenses                     $2,134,444           $  581,853
                                                          ==========           ==========





                      The accompanying note is an integral
                        part of this Historical Summary.

                          PARKSIDE COMMONS APARTMENTS

                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                         AND DIRECT OPERATING EXPENSES



A.   Property and Basis of Accounting:

     The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Parkside Commons Apartments, an apartment community, located in Sunnyvale, California with 192 apartment homes.

     In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

     Rental income attributable to residential leases is recorded when due from tenants.

                       REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Villa Marguerite Apartments, Mission Viejo, California (the Property) for the year ended December 31, 1995 and for the three-month period ended March 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Villa Marguerite Apartments, Mission Viejo, California, for the year ended December 31, 1995 and for the three-month period ended March 31, 1996, in conformity with generally accepted accounting principles.




San Francisco, California
July 3, 1996

                                 VILLA MARGUERITE APARTMENTS

                              HISTORICAL SUMMARY OF REVENUES AND
                                  DIRECT OPERATING EXPENSES





                                                      Year Ended           Three Months
                                                     December 31,              Ended
                                                         1995             March 31, 1996
                                                     ------------         --------------
Revenues:
  Rental income                                       $1,191,365             $317,688
  Other                                                   28,870                9,529
                                                      ----------             --------
                                                       1,220,235              327,217
                                                      ----------             --------

Direct operating expenses:
  On-site management                                      63,882               17,757
  Real property tax                                      121,745               25,937
  Utilities                                              108,938               27,573
  Repairs and maintenance                                203,856               59,438
  Other                                                   75,805               18,154
                                                      ----------             --------
                                                         574,226              148,859
                                                      ----------             --------
            Revenues in excess of direct
                   operating expenses                 $  646,009             $178,358
                                                      ==========             ========





                      The accompanying note is an integral
                        part of this Historical Summary.

                          VILLA MARGUERITE APARTMENTS

                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                         AND DIRECT OPERATING EXPENSES



A.   Property and Basis of Accounting:

     The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Villa Marguerite Apartments, an apartment community, located in Mission Viejo, California with 208 apartment homes.

     In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

     Rental income attributable to residential leases is recorded when due from tenants.

                       REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Sunset Towers Apartments, San Francisco, California (the Property) for the year ended December 31, 1995 and for the three-month period ended March 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Sunset Towers Apartments, San Francisco, California, for the year ended December 31, 1995 and for the three-month period ended March 31, 1996, in conformity with generally accepted accounting principles.




San Francisco, California
July 3, 1996

                            SUNSET TOWERS APARTMENTS

                       HISTORICAL SUMMARY OF REVENUES AND
                           DIRECT OPERATING EXPENSES





                                                        Year Ended           Three Months
                                                       December 31,              Ended
                                                           1995             March 31, 1996
                                                       ------------         --------------
Revenues:
  Rental income                                         $2,795,189              $722,901
  Other                                                    125,844                27,621
                                                        ----------              --------
                                                         2,921,033               750,522
                                                        ----------              --------

Direct operating expenses:
  On-site management                                       114,689                24,393
  Real property tax                                        210,419                52,894
  Utilities                                                349,786                90,216
  Repairs and maintenance                                  246,512                84,065
  Other                                                    208,574                32,296
                                                        ----------              --------
                                                         1,129,980               283,864
                                                        ----------              --------
               Revenue in excess of direct
                   operating expenses                   $1,791,053              $466,658
                                                        ==========              ========





                      The accompanying note is an integral
                        part of this Historical Summary.

                            SUNSET TOWERS APARTMENTS

                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                         AND DIRECT OPERATING EXPENSES



A.   Property and Basis of Accounting:

     The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Sunset Towers Apartments, an apartment community, located in San Francisco, California with 243 apartment homes.

     In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

     Rental income attributable to residential leases is recorded when due from tenants.